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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 12, 2002
                        (Date of Earliest Event Reported)



                                  ULTICOM, INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-30121


       New Jersey                                              22-2050748
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(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)


1020 Briggs Road, Mount Laurel, New Jersey                         08054
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            (Address of principal                                 Zip Code
              executive offices)


       Registrant's telephone number, including area code: (856) 787-2700

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ITEM 9.         REGULATION FD DISCLOSURE.

                The Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2002, filed with the Securities and Exchange on September 12, 2002, by Ulticom, Inc. was accompanied by certifications by each of the principal executive officer, Shawn Osborne, and principal financial officer, Mark Kissman pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350).

                A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

                In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.














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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ULTICOM, INC.

Dated: September 12, 2002             /s/ Shawn Osborne
                                      --------------------------------------
                                      Shawn Osborne
                                      President and Chief Executive Officer















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                                  EXHIBIT INDEX


Exhibit No.                                    Description
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   99.1                    Certification of Chief Executive Officer pursuant to
                           18 U.S.C. Section 1350.

   99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350.









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